CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 11/11)

No. 2

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Residential Listing Agreement, ☐ Buyer Representation Agreement, ☐ Other ______

dated September 9, 2011, on property known as Cassia Rd Lot 3129-251-13,

in which Coronus Energy Corp., is referred to as ("Buyer/Tenant/Broker")

and Zacarias D Ramirez, Elisa B Ramirez is referred to as ("Seller/Landlord/Broker").

We amend the agreement, no longer making it subject to Coronus board of director approval, and we amend the close of escrow date to April 18, 2012. The purchase price remains at $400,000. Coronus originally deposited $1,000 into escrow and agrees to deposit an additional $164,000 within sufficient time to close escrow. Zacarias and Elisa Ramirez agree to carry back the balance amount of $235,000 for three years at 6.5% per annum interest, with monthly payments of interest only. Coronus agrees to pay out the balance of $235,000 before commencing with any alterations, improvements, building or construction on the land.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 4/12/2012

Buyer/Tenant X [signature]
Coronus Energy Corp.

Buyer/Tenant ______

Broker ______

By ______
Mohammad Alam

Date April 12, 2012

Seller/Landlord X Zacarias D. Ramirez
Zacarias D Ramirez

Seller/Landlord X Per Elisa B. Ramirez
Elisa B Ramirez

Broker ______

By ______
Mohammad Alam

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia, CA 92392

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER FINANCING ADDENDUM AND DISCLOSURE

(California Civil Code §§2956-2967)

(C.A.R. Form SFA, Revised 10/02)

This is an addendum to the ☐ Residential Purchase Agreement, ☐ Counter Offer, or ☒ Other *VLPA* , ("Agreement"), dated *September 9, 2011*
On property known as *Cassia Rd Lot 3129-251-13, Adelanto CA 92301* ("Property"),
between *Coronus Energy Corp. ,* ("Buyer"),
and *Zacarias D Ramirez, Elisa B Ramirez* ("Seller").
Seller agrees to extend credit to Buyer as follows:

1. **PRINCIPAL; INTEREST; PAYMENT; MATURITY TERMS:** ☒ Principal amount $ *235,000.00* , interest at *6.500* % per annum, payable at approximately $ *1,272.92* per ☒ month, ☐ year, or ☐ other ______, remaining principal balance due in *3* years.
2. **LOAN APPLICATION; CREDIT REPORT:** Within 5 (or ☐ ______) Days After Acceptance: (a) Buyer shall provide Seller a completed loan application on a form acceptable to Seller (such as a FNMA/FHLMC Uniform Residential Loan Application for residential one to four unit properties); and (b) Buyer authorizes Seller and/or Agent to obtain, at Buyer's expense, a copy of Buyer's credit report. Buyer shall provide any supporting documentation reasonably requested by Seller. Seller, after first giving Buyer a Notice to Buyer to Perform, may cancel this Agreement in writing and authorize return of Buyer's deposit if Buyer fails to provide such documents within that time, or if Seller disapproves any above item within 5 (or ☐ ______) Days After receipt of each item.
3. **CREDIT DOCUMENTS:** This extension of credit by Seller will be evidenced by: ☐ Note and deed of trust; ☐ All-inclusive note and deed of trust; ☐ Installment land sale contract; ☐ Lease/option (when parties intend transfer of equitable title); OR ☐ Other (specify) ______

THE FOLLOWING TERMS APPLY ONLY IF CHECKED. SELLER IS ADVISED TO READ ALL TERMS, EVEN THOSE NOT CHECKED, TO UNDERSTAND WHAT IS OR IS NOT INCLUDED, AND, IF NOT INCLUDED, THE CONSEQUENCES THEREOF.

4. ☒ **LATE CHARGE:** If any payment is not made within *10* Days After it is due, a late charge of either $ ______, or *6.000* % of the installment due, may be charged to Buyer. **NOTE:** on single family residences that Buyer intends to occupy, California Civil Code §2954.4(a) limits the late charge to no more than 6% of the total monthly payment due and requires a grace period of no less than 10 days.
5. ☐ **BALLOON PAYMENT:** The extension of credit will provide for a balloon payment, in the amount of $ ______, plus any accrued interest, which is due on ______ (date).
6. ☐ **PREPAYMENT:** If all or part of this extension of credit is paid early, Seller may charge a prepayment penalty as follows (if applicable): ______. Caution: California Civil Code §2954.9 contains limitations on prepayment penalties for residential one-to-four unit properties.
7. ☒ **DUE ON SALE:** If any interest in the Property is sold or otherwise transferred, Seller has the option to require immediate payment of the entire unpaid principal balance, plus any accrued interest.
8.* ☒ **REQUEST FOR COPY OF NOTICE OF DEFAULT:** A request for a copy of Notice of Default as defined in California Civil Code §2924e will be recorded. **If not,** Seller is advised to consider recording a Request for Notice of Default.
9.* ☒ **REQUEST FOR NOTICE OF DELINQUENCY:** A request for Notice of Delinquency, as defined in California Civil Code §2924e, to be signed and paid for by Buyer, will be made to senior leinholders. **If not,** Seller is advised to consider making a Request for Notice of Delinquency. Seller is advised to check with senior leinholders to verify whether they will honor this request.
10.* ☐ **TAX SERVICE:**
   A. If property taxes on the Property become delinquent, tax service will be arranged to report to Seller. **If not,** Seller is advised to consider retaining a tax service, or to otherwise determine that property taxes are paid.
   B. ☐ Buyer, ☐ Seller, shall be responsible for the initial and continued retention of, and payment for, such tax service.
11. ☒ **TITLE INSURANCE:** Title insurance coverage will be provided to both Seller and Buyer, insuring their respective interests in the Property. **If not,** Buyer and Seller are advised to consider securing such title insurance coverage.
12. ☐ **HAZARD INSURANCE:**
   A. The parties' escrow holder or insurance carrier will be directed to include a loss payee endorsement, adding Seller to the Property insurance policy. **If not,** Seller is advised to secure such an endorsement, or acquire a separate insurance policy.
   B. Property insurance **does not** include earthquake or flood insurance coverage, unless checked:
   ☐ Earthquake insurance will be obtained; ☐ Flood insurance will be obtained.
13. ☐ **PROCEEDS TO BUYER:** Buyer will receive cash proceeds at the close of the sale transaction. The amount received will be approximately $ ______, from ______ (indicate source of proceeds). Buyer represents that the purpose of such disbursement is as follows: ______.
14. ☐ **NEGATIVE AMORTIZATION; DEFERRED INTEREST:** Negative amortization results when Buyer's periodic payments are less than the amount of interest earned on the obligation. Deferred interest also results when the obligation does not require periodic payments for a period of time. In either case, interest is not payable as it accrues. This accrued interest will have to be paid by Buyer at a later time, and may result in Buyer owing more on the obligation than at its origination. The credit being extended to Buyer by Seller will provide for negative amortization or deferred interest as indicated below. (Check A, B, or C. CHECK ONE ONLY.)
   ☐ A. All negative amortization or deferred interest shall be added to the principal ______ (e.g., annually, monthly, etc.), and thereafter shall bear interest at the rate specified in the credit documents (compound interest);
   OR ☐ B. All deferred interest shall be due and payable, along with principal, at maturity;
   OR ☐ C. Other *Coronus agrees to pay out the balance of $235,000 before commencing with any alteration* .

*(For Paragraphs 8-10) In order to receive timely and continued notification, Seller is advised to record appropriate notices and/or to notify appropriate parties of any change in Seller's address.

Buyer's Initials (X [signature]) ( )
Seller's Initials (X [initials]) (X [initials])

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392

Property Address: *Cassia Rd Lot 3129-251-13, Adelanto CA 92301* Date: *April 12, 2012*

15. ☐ **ALL-INCLUSIVE DEED OF TRUST; INSTALLMENT LAND SALE CONTRACT:** This transaction involves the use of an all-inclusive (or wraparound) deed of trust or an installment land sale contract. That deed of trust or contract shall provide as follows:
 A. In the event of an acceleration of any senior encumbrance, the party responsible for payment, or for legal defense is: ☐ Buyer ☐ Seller; OR ☐ **Is not** specified in the credit or security documents.
 B. In the event of the prepayment of a senior encumbrance, the responsibilities and rights of Buyer and Seller regarding refinancing, prepayment penalties, and any prepayment discounts are: ______; OR ☐ **Are not** specified in the documents evidencing credit.
 C. Buyer will make periodic payments to ______ (Seller, collection agent, or any neutral third party), who will be responsible for disbursing payments to the payee(s) on the senior encumbrance(s) and to Seller. **NOTE:** The Parties are advised to designate a neutral third party for these purposes.

16. ☐ **TAX IDENTIFICATION NUMBERS:** Buyer and Seller shall each provide to each other their Social Security Numbers or Taxpayer Identification Numbers.

17. ☐ **OTHER CREDIT TERMS:** ______

18. ☐ **RECORDING:** The documents evidencing credit (paragraph 3) will be recorded with the county recorder where the Property is located. **If not,** Buyer and Seller are advised that their respective interests in the Property may be jeopardized by intervening liens, judgments, encumbrances, or subsequent transfers.

19. ☐ **JUNIOR FINANCING:** There will be additional financing, secured by the Property, junior to this Seller financing. Explain: ______

20. **SENIOR LOANS AND ENCUMBRANCES:** The following information is provided on loans and/or encumbrances that will be **senior** to Seller financing. **NOTE:** The following are estimates, unless otherwise marked with an asterisk (*). If checked: ☐ A separate sheet with information on additional senior loans/encumbrances is attached.

	1st	2nd
A. Original Balance	$ *235,000.00*	$
B. Current Balance	$	$
C. Periodic Payment (e.g. $100/month):	$	$ /
Including Impounds of:	$	$ /
D. Interest Rate (per annum)	*6.500* %	%
E. Fixed or Variable Rate:		
If Variable Rate: Lifetime Cap (Ceiling)		
Indicator (Underlying Index)		
Margins		
F. Maturity Date	*April 18, 2015*	
G. Amount of Balloon Payment	$ *235,000.00*	$
H. Date Balloon Payment Due	*April 18, 2015*	
I. Potential for Negative Amortization? (Yes, No, or Unknown)		
J. Due on Sale? (Yes, No, or Unknown)	*YES*	
K. Pre-payment penalty? (Yes, No, or Unknown)	*NO PREPAYMENT PENALTY*	
L. Are payments current? (Yes, No, or Unknown)		

21. **BUYER'S CREDITWORTHINESS:** (CHECK EITHER A OR B. Do not check both.) In addition to the loan application, credit report and other information requested under paragraph 2:
 A. ☐ No other disclosure concerning Buyer's creditworthiness has been made to Seller;
OR B. ☐ The following representations concerning Buyer's creditworthiness are made by Buyer(s) to Seller:

Borrower *Coronus Energy Corp.*	Co-Borrower
1. Occupation	1. Occupation
2. Employer	2. Employer
3. Length of Employment	3. Length of Employment
4. Monthly Gross Income	4. Monthly Gross Income
5. Other	5. Other

22. **ADDED, DELETED OR SUBSTITUTED BUYERS:** The addition, deletion or substitution of any person or entity under this Agreement or to title prior to close of escrow shall require Seller's written consent. Seller may grant or withhold consent in Seller's sole discretion. Any additional or substituted person or entity shall, if requested by Seller, submit to Seller the same documentation as required for the original named Buyer. Seller and/or Brokers may obtain a credit report, at Buyer's expense, on any such person or entity.

Buyer's Initials (X[initials]) (______)
Seller's Initials (X[initials]) (X[initials])

Reviewed by ______ Date ______

Property Address: *Cassia Rd Lot 3129-251-13, Adelanto CA 92301* Date: *April 12, 2012*

23. CAUTION:

A. If the Seller financing requires a balloon payment, Seller shall give Buyer written notice, according to the terms of Civil Code §2966, at least 90 and not more than 150 days before the balloon payment is due if the transaction is for the purchase of a dwelling for not more than four families.

B. If any obligation secured by the Property calls for a balloon payment, Seller and Buyer are aware that refinancing of the balloon payment at maturity may be difficult or impossible, depending on conditions in the conventional mortgage marketplace at that time. There are no assurances that new financing or a loan extension will be available when the balloon prepayment, or any prepayment, is due.

C. If any of the existing or proposed loans or extensions of credit would require refinancing as a result of a lack of full amortization, such refinancing might be difficult or impossible in the conventional mortgage marketplace.

D. In the event of default by Buyer: (1) Seller may have to reinstate and/or make monthly payments on any and all senior encumbrances (including real property taxes) in order to protect Seller's secured interest; (2) Seller's rights are generally limited to foreclosure on the Property, pursuant to California Code of Civil Procedure §580b; and (3) the Property may lack sufficient equity to protect Seller's interests if the Property decreases in value.

If this three-page Addendum and Disclosure is used in a transaction for the purchase of a dwelling for not more than four families, it shall be prepared by an Arranger of Credit as defined in California Civil Code §2957(a). (The Arranger of Credit is usually the agent who obtained the offer.)

Arranger of Credit - (Print Firm Name) By Date

Address ______ City ______ State ______ Zip ______

Phone ______ Fax ______

BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT BROKERS: (A) WILL NOT PROVIDE LEGAL OR TAX ADVICE; (B) WILL NOT PROVIDE OTHER ADVICE OR INFORMATION THAT EXCEEDS THE KNOWLEDGE, EDUCATION AND EXPERIENCE REQUIRED TO OBTAIN A REAL ESTATE LICENSE; OR (C) HAVE NOT AND WILL NOT VERIFY ANY INFORMATION PROVIDED BY EITHER BUYER OR SELLER. BUYER AND SELLER AGREE THAT THEY WILL SEEK LEGAL, TAX, AND OTHER DESIRED ASSISTANCE FROM APPROPRIATE PROFESSIONALS. BUYER AND SELLER ACKNOWLEDGE THAT THE INFORMATION EACH HAS PROVIDED TO THE ARRANGER OF CREDIT FOR INCLUSION IN THIS DISCLOSURE FORM IS ACCURATE. BUYER AND SELLER FURTHER ACKNOWLEDGE THAT EACH HAS RECEIVED A COMPLETED COPY OF THIS DISCLOSURE FORM.

Buyer X [signature] *Coronus Energy Corp.* Date 4/12/2012
(signature)

Address *1200 West 73rd Ave.* City *Vancouver* State *BC* Zip *V6P 6G5*

Phone ______ Fax ______ E-mail ______

Buyer ______ Date ______
(signature)

Address ______ City ______ State ______ Zip ______

Phone ______ Fax ______ E-mail ______

Seller X Zacarias D. Ramirez *Zacarias D Ramirez* Date April 12, 2012
(signature)

Address *15026 Christopher St* City *Adelanto* State *CA* Zip *92301*

Phone *(760)246-6114* Fax ______ E-mail ______

Seller X For Elisa B. Ramirez *Elisa B Ramirez* Date April 12, 2012
(signature)

Address *15026 Christopher St* City *Adelanto* State *CA* Zip *92301*

Phone *(760)246-6114* Fax ______ E-mail ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY